Exhibit 6

                           FIRST AMENDED AND RESTATED
                             JOINT FILING AGREEMENT



                  The undersigned hereby agree that this Amendment No. 1 to the Statement on Schedule 13D dated March 23, 2001 and any further amendments thereto (the "Statement") with respect to shares of common stock, par value $1.00 per share (the "Common Stock") of Pogo Producing Company is filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13(d)-1(k) under the Securities Exchange Act of 1934, as amended (the "Act"), and further agree that this Joint Filing Agreement be included as an exhibit to this Statement.


Date:  October 9, 2001                       ROBERT G. GOELET

                                             /s/ Robert S. Goelet*
                                             -----------------------------------
                                             As Trustee of (a) the Trust u/a
                                             dated August 26, 1930 f/b/o
                                             Beatrice G. Manice; (b) the Trust
                                             u/a dated July 27, 1935 f/b/o
                                             Beatrice G. Manice; (c) the Trust
                                             u/w of Robert Walton Goelet f/b/o
                                             Beatrice G. Manice; (d) the Trust
                                             u/w of Robert Walton Goelet f/b/o
                                             Robert G. Goelet; (e) the Trust u/a
                                             dated July 27, 1935 f/b/o Francis
                                             Goelet; (f) the Trust u/a dated
                                             December 18, 1931 f/b/o John
                                             Goelet; (g) the Trust u/a dated
                                             July 27, 1935 f/b/o John Goelet;
                                             (h) the Trust u/w of Robert Walton
                                             Goelet f/b/o John Goelet; and (i)
                                             the Trust u/a dated September 4,
                                             1980, as amended, f/b/o Anne de La
                                             Haye Jousselin


                                             JOHN H. MANICE

                                             /s/ John H. Manice*
                                             -----------------------------------
                                             Individually, and as Trustee of (a)
                                             the Trust u/a dated August 26, 1930
                                             f/b/o Beatrice G. Manice; (b) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             Beatrice G. Manice; and (c) the
                                             Trust u/w of Robert Walton Goelet
                                             f/b/o Beatrice G. Manice


                                             ROBERT G. MANICE

                                            /s/ Robert G. Manice*
                                            ------------------------------------


                                             AMELIA M. BERKOWITZ

                                             /s/ Amelia M. Berkowitz*
                                             -----------------------------------
                                             Individually and as Trustee of the
                                             Trust u/a dated September 4, 1980,
                                             as amended, f/b/o Anne de La Haye
                                             Jousselin



                                             PAMELA MANICE

                                             /s/ Pamela Manice*
                                             -----------------------------------
                                             Individually and as Trustee of (a)
                                             the Trust u/a dated August 26, 1930
                                             f/b/o Beatrice G. Manice; (b) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             Beatrice G. Manice; and (c) the
                                             Trust u/w of Robert Walton Goelet
                                             f/b/o Beatrice G. Manice


                                             RGG LIMITED PARTNERSHIP

                                             /s/ Robert G. Goelet*
                                             -----------------------------------
                                             By:   Robert G. Goelet
                                             Its:  General Partner


                                             PHILIP GOELET

                                             /s/ Philip Goelet*
                                             -----------------------------------
                                             Individually and as Trustee of (a)
                                             the Trust u/a dated August 26, 1930
                                             f/b/o Beatrice G. Manice; (b) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             Beatrice G. Manice; (c) the Trust
                                             u/w of Robert Walton Goelet f/b/o
                                             Beatrice G. Manice; (d) the Trust
                                             u/a dated August 26, 1930 f/b/o
                                             Robert G. Goelet; (e) the Trust u/a
                                             dated July 27, 1935 f/b/o Robert G.
                                             Goelet; (f) the Trust u/w of Robert
                                             Walton Goelet f/b/o Robert G.
                                             Goelet; (g) the Trust u/a dated
                                             July 27, 1935 f/b/o Francis Goelet;
                                             (h) the Trust u/a dated December
                                             18, 1931 f/b/o John Goelet; (i) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             John Goelet; (j) the Trust u/w of
                                             Robert Walton Goelet f/b/o John
                                             Goelet; and (k) the Trust u/a dated
                                             September 4, 1980, as amended,
                                             f/b/o Anne de La Haye Jousselin



                                             CHRISTOPHER GOELET

                                             /s/ Christopher Goelet*
                                             -----------------------------------
                                             Individually and as Trustee of (a)
                                             the Trust u/a dated December 18,
                                             1931 f/b/o John Goelet; (b) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             John Goelet; and (c) the Trust u/w
                                             of Robert Walton Goelet f/b/o John
                                             Goelet


                                             GILBERT KERLIN

                                             /s/ Gilbert Kerlin*
                                             -----------------------------------


                                             WINDWARD OIL & GAS CORPORATION

                                             /s/ Gilbert Kerlin*
                                             -----------------------------------
                                             By:   Gilbert Kerlin
                                             Its:  President


                                             ARTHUR N. FIELD

                                             /s/ Arthur N. Field*
                                             -----------------------------------


                                             HENRIETTA GOELET

                                             /s/ Henrietta Goelet*
                                             -----------------------------------
                                             As Trustee of the Trust u/a dated
                                             December 17, 1976 f/b/o
                                             grandchildren of John Goelet


                                             ALEXANDRA C. GOELET

                                             /s/ Alexandra C. Goelet*
                                             -----------------------------------
                                             As Trustee of (a) the Trust u/a
                                             dated August 26, 1930 f/b/o Robert
                                             G. Goelet; (b) the Trust u/a dated
                                             July 27, 1935 f/b/o Robert G.
                                             Goelet; and (c) the Trust u/w
                                             Robert Walton Goelet f/b/o Robert
                                             G. Goelet





                                             EDMOND DE LA HAYE JOUSSELIN

                                             /s/ Edmond de La Haye Jousselin*
                                             -----------------------------------
                                             As Trustee of (a) the Trust u/a
                                             dated August 26, 1930 f/b/o
                                             Beatrice G. Manice; (b) the Trust
                                             u/a dated July 27, 1935 f/b/o
                                             Beatrice G. Manice; (c) the Trust
                                             u/w of Robert Walton Goelet f/b/o
                                             Beatrice G. Manice; (d) the Trust
                                             u/a dated August 26, 1930 f/b/o
                                             Robert G. Goelet; (e) the Trust u/a
                                             dated July 27, 1935 f/b/o Robert G.
                                             Goelet; (f) the Trust u/w of Robert
                                             Walton Goelet f/b/o Robert G.
                                             Goelet; (g) the Trust u/a dated
                                             July 27, 1935 f/b/o Francis Goelet;
                                             (h) the Trust u/a dated December
                                             18, 1931 f/b/o John Goelet; (i) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             John Goelet; (j) the Trust u/w of
                                             Robert Walton Goelet f/b/o John
                                             Goelet; and (k) the Trust u/a dated
                                             September 4, 1980, as amended,
                                             f/b/o Anne de La Haye Jousselin


                                             ROBERT S. RICH

                                             /s/ Robert S. Rich*
                                             -----------------------------------
                                             As Trustee of (a) the Trust u/a
                                             dated December 18, 1931 f/b/o John
                                             Goelet; (b) the Trust u/a dated
                                             July 27, 1935 f/b/o John Goelet;
                                             (c) the Trust u/w of Robert Walton
                                             Goelet f/b/o John Goelet; and (d)
                                             the Trust u/a dated December 17,
                                             1976 f/b/o grandchildren of John
                                             Goelet





                                             GOELET, LLC

                                             /s/ Robert W. Kiley
                                             -----------------------------------
                                             By:  Robert W. Kiley
                                             Its: President and Chief
                                                  Operating Officer


                                             /s/ Mark Rosenbaum
                                             -----------------------------------
                                             By:  Mark Rosenbaum
                                             Its: Chief Financial Officer
                                                  and Treasurer



                                             *GOELET, LLC
                                             Attorney-in-fact

                                             /s/ Robert W. Kiley
                                             -----------------------------------
                                             By:  Robert W. Kiley
                                             Its: President and Chief
                                                  Operating Officer


                                             /s/ Mark Rosenbaum
                                             -----------------------------------
                                             By:  Mark Rosenbaum
                                             Its: Chief Financial Officer
                                                  and Treasurer